Exhibit 10.1
CONFIDENTIAL TREATMENT

Supplemental Agreement No. 62

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of January 21, 2009, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

        WHEREAS, Buyer has agreed to exercise one September 2010 Option Aircraft as Block T-W-2 Firm Aircraft bearing Serial Number 36932 and revise the Contract Delivery Month of such Firm Aircraft to February 2016 (Aircraft 36932)and;

        WHEREAS, Buyer has agreed to exercise the following four (4) Option Aircraft as Block T-W-2 Firm Aircraft:

MSN	Contract Delivery Month	Post-Strike Delivery Month
36928	August 2014	September 2014
36936	March 2015	April 2015
36937	October 2015	Same as Contract Deliver Month
36941	December 2015	Same as Contract Delivery Month

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

        and;

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        WHEREAS, Boeing and Buyer have agreed to revise the Contract Delivery Month of seven (7) Firm Aircraft as follows (2016 Firm Aircraft):

MSN	Previous Contract Delivery Month	New Contract Delivery Month
36658	January 2010	May 2016
36916	February 2010	June 2016
36921	April 2010	July 2016
36661	April 2010	August 2016
36923	May 2010	September 2016
36666	September 2010	October 2016
36670	March 2011	November 2016

         and;

         WHEREAS, Buyer has agreed to the following changes to the Delivery Month of twenty-eight (28) Option Aircraft:

Previous Contract Delivery Month	New Contract Delivery Month
August 2010	January 2016
October 2010	March 2016
November 2010	April 2016
November 2010	May 2016
December 2010	June 2016
January 2011	July 2016
April 2011	August 2016
May 2011	September 2016
June 2011	October 2016
July 2011	November 2016
September 2011	December 2016
November 2011	January 2017
November 2011	February 2017
December 2011	March 2017
January 2012	April 2017
January 2012	May 2017
February 2012	June 2017
February 2012	July 2017
March 2012	August 2017
April 2012	August 2017
April 2012	September 2017
May 2012	September 2017
May 2012	October 2017
June 2012	October 2017
June 2012	November 2017
July 2012	November 2017
August 2012	December 2017

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September 2012	December 2017

and;

***

WHEREAS, Boeing and Buyer have agreed to use the latest escalation forecast (2nd Quarter 2008 Forecast) to calculate the Advance Payment Base Price for the Aircraft 36932 and the ***Firm Aircraft in Table 1; and

WHEREAS, Boeing and Buyer have agreed to use the latest escalation forecast (2nd Quarter 2008 Forecast) to calculate the Advance Payment Base Price for Option Aircraft scheduled for delivery starting in ***as set forth in Table 2; and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.           The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2           Table 1 is deleted in its entirety and replaced by a
new Table 1 which is attached hereto to reflect (i) the exercise of the September 2010 Option Aircraft as a Block T-W-2 Firm Aircraft with Contract Delivery Month of February 2016, (ii) the exercise of certain four (4) Option Aircraft as Block T-W-2 Firm Aircraft and (iii) the changes to the Contract Delivery Months of certain seven (7) Firm Aircraft.

3.           Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto to reflect the revision of Delivery Month of twenty-eight (28) Option Aircraft.

4.           ***

5.           All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of four hundred twenty-four (424) Model 737-7H4 Aircraft, sixty-two (62) Model 737-7H4 Option Aircraft and fifty-four (54) Model 737-7H4 Purchase Right Aircraft, to the extent such reference is not specifically addressed herein.

6.           ***

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

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THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Nobuko Wiles	By:/s/ Scott Toppping

Its: Attorney-In-Fact	Its:Vice President Treasurer

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TABLE OF CONTENTS

		Page	SA
		Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-47

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail
	Specification	7-1	SA-1

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810                                                                                                                                            i                                                                                                                                                         SA-62
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TABLE OF CONTENTS CON'T

SA
Number

TABLE

1.	Aircraft Information Table	SA-62

2.	Option Aircraft Information Table	SA-62

EXHIBITS

A	Aircraft Configuration	SA-61

B	Product Assurance Document	SA-1

C	Customer Support Document

D	Price Adjustments Due to
Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment
Provisions Document

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810                                                                                                                                            i i                                                                                                                                                        SA-62
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TABLE OF CONTENTS CON'T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R21	Option Aircraft	SA-60

6-1162-RLL-934R3	Disclosure of Confidential	SA-14
Information

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39
6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	***

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program	SA-1
Field Test

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810                                                                                                                                            iii                                                                                                                                                        SA-62
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TABLE OF CONTENTS CON'T
SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for
	Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft	SA-1
Basic Price

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode	SA-14
Control Panel Spares Matter

6-1162-MSA-185R3	Delivery Change Contractual	SA-21
Matters

6-1162-JMG-669R9	***	SA-54

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36
6-1162-NIW-640	Early Delivery of Two April 2004	SA-35
Aircraft

6-1162-NIW-889	Warranty - Exterior Color Schemes SA-39
and Markings for YA143 and on

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46
6-1162-NIW-1983	***	SA-62

P.A. No. 1810                                                                                                                                            iv                                                                                                                                                        SA-62
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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
	Base Aircraft Price	Special Features	Aircraft Basic Price	Base Year Dollars
Block A, B, C, D & E Aircraft	***	***	***	July 1992
Block F & G Aircraft	***	***	***	July 1992
Block H Aircraft	***	***	***	July 1992
Block I Aircraft	***	***	***	July 1992
Block J Aircraft	***	***	***	July 1992
Block K Aircraft	***	***	***	July 1992
Block K-W Aircraft	***	***	***	July 1992
Block L Aircraft	***	***	***	July 1992
Block T Aircraft	***	***	***	July 1999
Block T-W Aircraft	***	***	***	July 1999
Block T-W-1 / T-W-1a Aircraft	***	***	***	July 1999
Block T-W-2 / T-W-2a Aircraft	***	***	***	July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 -- (T-W-1a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which became Firm Aircraft after signing of SA-47 and
Firm Aircraft contracted to deliver in July 2008 forward at the signing of SA47 --
(T-W-2a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
* Exhibit A-2 applies to Block T-W-2 / T-W-2a Aircraft delivering through Dec 2009 and the first Aircraft delivering in Jan 2010
* Exhibit A-3 applies to Block T-W-2 / T-W-2a Aircraft the second Aircraft delivering in Jan 2010 and on

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			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Dec-2000	2	E	***
Jan-2001	1	E	***
Feb-2001	1	E	***
Mar-2001	2	E	***
Jun-2001	3	E	***
Sep-2001	3	E	***
Oct-1998	1	F	***
Nov-1998	2	F	***
Dec-1998	2	F	***
Mar-1999	2	G	***
Jun-1999	2	H	***
Jul-1999	1	H	***
Aug-1999	1	H	***
Sep-1999	2	H	***
Oct-1999	1	H	***
Mar-2000	1	H	***
Apr-2000	2	H	***
Sep-2000	1	H	***
Oct-2000	2	H	***
Mar-2001	2	H	***
Apr-2001	1	H	***
Oct-2001	3	H	***
Nov-2001	2	I	***
Dec-2001	1	I	***
Jan-2002	1	I	***
Mar-2002	4	I	***
Apr-2002	2	I	***
Dec-2002	2	I	***
May-2003	1	I	***
Jun-2003	2	I	***
Jul-2003	1	I	***
Aug-2003	1	I	***
Sep-2003	3	I	***
Nov-2002	1	J	***
Dec-2002	1	J	***
Nov-2003	2	J	***
Dec-2003	2	J	***
Mar-2004	1	J	***
Mar-2004	1	K	***
Apr-2004	3	K	***
May-2004	1	K	***
Jun-2004	2	K	***
Jul-2004	2	K	***
Sep-2004	1	K-W	***
Oct-2004	4	K-W	***

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Oct-1999	1	L	***
Nov-1999	2	L	***
Dec-1999	1	L	***
Jun-2000	3	L	***
Jul-2000	3	L	***
Sep-2000	1	L	***
Oct-2000	1	L	***
Nov-2000	4	L	***
Dec-2000	1	L	***
Jan-2001	1	L	***
Feb-2001	1	L	***
Jul-2001	1	L	***
Sep-2001	1	L	***
Oct-2001	1	L	***
Mar-2003	2	L	***
Jul-2003	1	L	***
Aug-2003	2	L	***
Nov-2001	1	T	***
Feb-2002	1	T	***
Jan-2004	2	T	***
Feb-2004	1	T	***
Apr-2004	3	T	***
May-2004	1	T	***
Jun-2004	6	T	***
Jul-2004	2	T	***
Aug-2004	6	T-W	***
Sep-2004	4	T-W	***
Oct-2004	0	T-W	***
Nov-2004	3	T-W	***
Dec-2004	3	T-W	***
Jan-2005	5	T-W	***
Feb-2005	3	T-W	***
Mar-2005	4	T-W	***
Apr-2005	4	T-W	***
May-2005	2	T-W	***
Jun-2005	4	T-W	***
Jul-2005	2	T-W	***
Aug-2005	2	T-W	***
Sep-2005	3	T-W	***
Oct-2005	2	T-W	***
Nov-2005	2	T-W	***
Dec-2005	1	T-W	***
Jan-2006	1	T-W	***
Feb-2006	4	T-W	***
Mar-2006	3	T-W	***
Apr-2006	2	T-W	***
May-2006	5	T-W-1	***
Jun-2006	5	T-W-1	***
Jul-2006	3	T-W-1	***

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Aug-2006	3	T-W-1	***
Sep-2006	3	T-W-1	***
Oct-2006	1	T-W-1	***
Nov-2006	2	T-W-1	***
Dec-2006	2	T-W-1	***
Jan-2007	2	T-W-1	***
Feb-2007	3	T-W-1	***
Mar-2007	2	T-W-1	***
Apr-2007	3	T-W-1	***
May-2007	3	T-W-1	***
Jun-2007	2	T-W-1	***
Jun-2007	1	T-W-1a	***	36528
Jul-2007	2	T-W-1	***
Jul-2007	1	T-W-1a	***	36610
Aug-2007	2	T-W-1	***
Aug-2007	3	T-W-1a	***	36611, 36632 & 36633
Sep-2007	2	T-W-1	***
Sep-2007	1	T-W-1a	***	36612
Oct-2007	3	T-W-1	***
Oct-2007	1	T-W-1a	***	36613
Nov-2007	1	T-W-1	***
Nov-2007	1	T-W-1a	***	36614
Dec-2007	2	T-W-1	***
Dec-2007	1	T-W-1a	***	36615
Jan-2008	1	T-W-1	***
Jan-2008	2	T-W-1a	***	36616 & 36617
Jan-2008	1	T-W-2	***	36887
Feb-2008	1	T-W-1	***
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620
Mar-2008	1	T-W-1	***
Mar-2008	2	T-W-1a	***	36621 & 36622
Mar-2008	1	T-W-2	***	36888
Apr-2008	1	T-W-1	***
Apr-2008	2	T-W-1a	***	36623 & 36624
May-2008	1	T-W-1	***
May-2008	2	T-W-1a	***	36625 & 36626
Jun-2008	1	T-W-1	***
Jun-2008	2	T-W-1a	***	36627 & 36628
Jul-2008	2	T-W-2a	***
Jul-2008	2	T-W-2	***	36889 & 36890
Aug-2008	1	T-W-2a	***
Oct-2008	1	T-W-2a	***
Nov-2008	1	T-W-2a	***
Dec-2008	1	T-W-2a	***
Jan-2009	1	T-W-2a	***
Feb-2009	2	T-W-2a	***
Mar-2009	2	T-W-2a	***
Apr-2009	2	T-W-2a	***
Apr-2009	1	T-W-2	***	36900

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May-2009	2	T-W-2a	***
Jan-2010	1	T-W-2	***	36913
Feb-2010	1	T-W-2a	***
Mar-2010	1	T-W-2a	***
Mar-2010	1	T-W-2	***	36918
May-2010	1	T-W-2a	***
May-2010	1	T-W-2	***	36924
Jun-2010	1	T-W-2a	***
Jul-2010	1	T-W-2a	***
Aug-2010	1	T-W-2a	***
Oct-2010	1	T-W-2a	***
Jan-2011	1	T-W-2a	***
Feb-2011	1	T-W-2a	***
Apr-2011	1	T-W-2a	***
May-2011	1	T-W-2a	***
Jun-2011	1	T-W-2a	***
Jul-2011	1	T-W-2a	***
Aug-2011	1	T-W-2a	***
Sep-2011	1	T-W-2a	***
Oct-2011	1	T-W-2a	***
Oct-2011	1	T-W-2	***	36966
Nov-2011	1	T-W-2	***	36968
Dec-2011	1	T-W-2	***	36971
Jan-2012	1	T-W-2a	***
Feb-2012	1	T-W-2a	***
Mar-2012	1	T-W-2a	***
Apr-2012	1	T-W-2a	***
May-2012	1	T-W-2a	***
Jun-2012	1	T-W-2a	***
Jul-2012	1	T-W-2a	***
Aug-2012	1	T-W-2a	***
Sep-2012	1	T-W-2a	***
Oct-2012	1	T-W-2a	***
Oct-2012	1	T-W-2	***	36997
Nov-2012	1	T-W-2	***	37005
Dec-2012	1	T-W-2	***	37006
Jan-2013	1	T-W-2	***	36891
Jan-2013	1	T-W-2a	***
Feb-2013	1	T-W-2a	***
Mar-2013	1	T-W-2a	***
Mar-2013	1	T-W-2	***
Apr-2013	1	T-W-2	***
May-2013	1	T-W-2	***
Jun-2013	2	T-W-2	***
Jul-2013	1	T-W-2	***
Aug-2013	2	T-W-2	***
Sep-2013	2	T-W-2	***
Oct-2013	2	T-W-2	***
Nov-2013	1	T-W-2	***

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Dec-2013	2	T-W-2	***
Jan-2014	1	T-W-2	***
Feb-2014	1	T-W-2	***
Mar-2014	1	T-W-2	***
Apr-2014	1	T-W-2	***
May-2014	1	T-W-2	***
Jun-2014	1	T-W-2	***
Jul-2014	1	T-W-2	***
Aug-2014	2	T-W-2	***	36928, 36952
Sep-2014	1	T-W-2	***
Oct-2014	1	T-W-2	***
Jan-2015	1	T-W-2	***	36899
Feb-2015	1	T-W-2	***	36901
Mar-2015	2	T-W-2	***	36902, 36936
Apr-2015	2	T-W-2a	***	36649, 36652
May-2015	1	T-W-2	***	36903
Jun-2015	1	T-W-2	***	36906
Jun-2015	1	T-W-2a	***	36654
Jul-2015	1	T-W-2a	***	36655
Aug-2015	1	T-W-2a	***	36656
Sep-2015	1	T-W-2a	***	36657
Oct-2015	1	T-W-2	***	36937
Dec-2015	1	T-W-2	***	36941
Jan-2016	1	T-W-2a	***	36650
Feb-2016	1	T-W-2	***	36904
Feb-2016	1	T-W-2	***	36932
Mar-2016	1	T-W-2a	***	36651
Apr-2016	1	T-W-2a	***	36653
May-2016	1	T-W-2a	***	36658
Jun-2016	1	T-W-2	***	36916
Jul-2016	1	T-W-2	***	36921
Aug-2016	1	T-W-2a	***	36661
Sep-2016	1	T-W-2	***	36923
Oct-2016	1	T-W-2a	***	36666
Nov-2016	1	T-W-2a	***	36670

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Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Price Description of Option Aircraft:
	Base Aircraft Price	Special Features	Aircraft Basic Price	Base Year Dollars
Block U Option Aircraft	***	***	***	July 1999
(without Winglets)
Block U-W Option Aircraft	***	***	***	July 1999
(with Winglets)
Block U-W-1 Option Aircraft	***	***	***	July 1999

Delivery of Purchase Right Aircraft:		Quantity	54
Delivery Period of Purchase Right Aircraft:		Complete delivery not later than Dec. 31, 2018
Condition of Offer for Purchase Right Aircraft:		Subject to Available Position

Remaining Option Aircraft:		62

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Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Aircraft	Number of	Option	Adv Payment Base *
Delivery	Option	Aircraft	Price Per
Mo. & Yr.	Aircraft	Block	Option Aircraft	Option Exercise
Feb-2011	2	U-W-1	***	October 1, 2009
Mar-2011	1	U-W-1	***	November 2, 2009
May-2011	1	U-W-1	***	January 1, 2010
Jun-2011	1	U-W-1	***	February 1, 2010
Jul-2011	1	U-W-1	***	March 1, 2010
Aug-2011	2	U-W-1	***	April 1, 2010
Sep-2011	1	U-W-1	***	May 3, 2010
Oct-2011	1	U-W-1	***	June 1, 2010
Jan-2012	1	U-W-1	***	September 1, 2010
Feb-2012	1	U-W-1	***	October 1, 2010
Mar-2012	1	U-W-1	***	November 1, 2010
Apr-2012	1	U-W-1	***	December 1, 2010
May-2012	1	U-W-1	***	January 3, 2011
Jun-2012	1	U-W-1	***	February 1, 2011
Jul-2012	1	U-W-1	***	March 1, 2011
Aug-2012	1	U-W-1	***	April 1, 2011
Sep-2012	1	U-W-1	***	May 2, 2011
Oct-2012	1	U-W-1	***	June 1, 2011
Nov-2012	2	U-W-1	***	July 1, 2011
Dec-2012	1	U-W-1	***	August 1, 2011
Feb-2013	1	U-W-1	***	October 1, 2011
Jan-2014	1	U-W-1	***	September 1, 2012
Feb-2014	1	U-W-1	***	October 1, 2012
Mar-2014	2	U-W-1	***	November 1, 2012
Apr-2014	2	U-W-1	***	December 1, 2012
Sep-2014	1	U-W-1	***	May 1, 2013
Jan-2015	1	U-W-1	***	September 1, 2013
Feb-2015	1	U-W-1	***	October 1, 2013
Oct-2015	1	U-W-1	***	June 1, 2014
Jan-2016	1	U-W-1	***	September 1, 2014
Mar-2016	1	U-W-1	***	November 3, 2014
Apr-2016	1	U-W-1	***	December 1, 2014
May-2016	1	U-W-1	***	January 1, 2015
Jun-2016	1	U-W-1	***	February 2, 2015
Jul-2016	1	U-W-1	***	March 2, 2015
Aug-2016	1	U-W-1	***	April 1, 2015
Sep-2016	1	U-W-1	***	May 1, 2015
Oct-2016	1	U-W-1	***	June 1, 2015
Nov-2016	1	U-W-1	***	July 1, 2015
Dec-2016	1	U-W-1	***	August 3, 2015
Jan-2017	1	U-W-1	***	September 1, 2015
Feb-2017	1	U-W-1	***	October 1, 2015

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Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Mar-2017	1	U-W-1	***	November 2, 2015
Apr-2017	1	U-W-1	***	December 1, 2015
May-2017	1	U-W-1	***	Janaury 1, 2016
Jun-2017	1	U-W-1	***	February 1, 2016
Jul-2017	1	U-W-1	***	March 1, 2016
Aug-2017	2	U-W-1	***	April 1, 2016
Sep-2017	2	U-W-1	***	May 2, 2016
Oct-2017	2	U-W-1	***	June 1, 2016
Nov-2017	2	U-W-1	***	July 1, 2016
Dec-2017	2	U-W-1	***	August 1, 2016
Total	62

* Advance Payment Base Price for Option Aircraft scheduled for delivery prior to Jan 2015 is based on 4th Qtr 2005 forecast
*  Advance Payment Base Price for Option Aircraft scheduled for delivery from in year 2015 is based on 4th Qtr 2007 forecast
*  Advance Payment Base Price for Option Aircraft scheduled for delivery from Jan 2016 is based on 2nd Qtr 2008 forecast

SWA                                                                                                                                                       Page 3                                                                                                                                                   SA-62

                                                                                                                                                   The Boeing Company
                                                                                                                                                     P.O. Box 3707
                                                                                                                                                     Seattle, WA 98124-220

6-1162-NIW-1983

Southwest Airlines Co.
P.O. Box 36611
Dallas, Texas 75235

Subject:                      ***

Reference:	Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.           ***

2.           Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this letter is considered by Boeing as confidential.  The Buyer agrees that it will treat this letter and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this letter or any information contained herein to any other person or entity.

P.A. No. 1810
***
                                            BOEING PROPRIETARY                                     SA62

Southwest Airlines Co.
6-1162-NIW-1983      Page 2

Very truly yours,

THE BOEING COMPANY

By: /s/ Nobuko Wiles

Its: Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 21, 2009

SOUTHWEST AIRLINES CO.

By:/s/ Scott Toppping

Its:Vice President Treasurer

P.A. No. 1810
***

                                             BOEING PROPRIETARY                                     SA62